SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 2, 2001

                                PRIMEDIA INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

           1-11106                                     13-3647573
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   (Commission File Number)                 (IRS Employer Identification No.)

         745 Fifth Avenue, New York, New York                    10151
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         (Address of Principal Executive Offices)              (Zip Code)

                                (212) 745-0100
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Forward-Looking Statements

         Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." These forward-looking statements involve risks and uncertainties including, but not limited to, global economic conditions, the satisfaction of all conditions precedent to PRIMEDIA's purchase of Emap, Inc. (including regulatory approvals) and the performance of PRIMEDIA's business following the pending purchase of Emap, Inc.

Item 5. Other Events.

         On July 2, 2001, PRIMEDIA Inc. announced that it has entered into a definitive agreement (the "Stock Purchase Agreement") pursuant to which PRIMEDIA will purchase from Emap plc all the issued and outstanding stock of Emap, Inc., which owns over 60 consumer titles.

         The transaction is expected to be completed by September 30, 2001. It is subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The press release is being filed as Exhibit 99.1 to this form 8-K and is incorporated by reference in its entirety.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

See attached Exhibit Index.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRIMEDIA INC.


Date:  July 6, 2001                               By:/s/ Beverly C. Chell
                                                     ------------------------
                                                  Name:   Beverly C. Chell
                                                  Title:  Vice Chairman






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                                 EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION

99.1               Press Release, dated July 2, 2001, issued by PRIMEDIA Inc.














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